                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2004



                            PARK NATIONAL CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                           1-13006                      31-1179518
---------------                 ----------------             ------------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)

          50 North Third Street, P.O. Box 3500, Newark, Ohio 43058-3500
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (740) 349-8451
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
                        (Former name or former address,
                         if changed since last report.)


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Item 7.  Financial Statements and Exhibits.

         (a) and (b)       Not applicable.

         (c)      Exhibits:

         The following exhibit is included pursuant to Item 12.
Results of Operations and Financial Condition:



         99 News Release issued by Park National Corporation on January 20, 2004

Item 12. Results of Operations and Financial Condition:

         On January 20, 2004, Park National Corporation issued a news release announcing earnings for the three and twelve months ended December 31, 2003. A copy of this news release is included as Exhibit 99 and incorporated by reference.

         The information in this Current Report on Form 8-K, including Exhibit 99 included herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

                  [Remainder of page intentionally left blank;
                          signature on following page.]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PARK NATIONAL CORPORATION


Dated: January 20, 2004                           By: /s/John W. Kozak
                                                      --------------------------
                                                      John W. Kozak
                                                      Chief Financial Officer

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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             Dated January 20, 2004

                            Park National Corporation

Exhibit No.                   Description
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
   99                         News Release issued by Park National Corporation on January 20, 2004




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